UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices)(Zip Code)

(775) 355-9500
Issuer’s telephone number

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of Scandium International Mining Corp. held on June 4, 2020, the shareholders voted on the following matters:

1.
Fixing the Number of Directors at Eight. The shareholders approved the number of directors to be fixed at eight.

For:	118,402,069
Against:	1,771,500
Not Voted:	10,576,993

2.
Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

George F. Putnam	For:	119,720,969
	Against:	452,600
	Not Voted:	10,576,993

William B. Harris	For:	119,924,369
	Against:	249,200
	Not Voted:	10,576,993

Barry Davies	For:	119,992,869
	Against:	180,700
	Not Voted:	10,576,993

Willem P.C. Duyvesteyn	For:	119,669,769
	Against:	503,800
	Not Voted:	10,576,993

Warren K. Davis	For:	118,486,869
	Against:	1,686,700
	Not Voted:	10,576,993

James R. Rothwell	For:	118,304,369
	Against:	1,869,200
	Not Voted:	10,576,993

Peter B. Evensen	For:	117,804,969
	Against:	2,368,600
	Not Voted:	10,576,993

R. Christian Evensen	For:	116,633,969
	Against:	3,539,600
	Not Voted:	10,576,993

3.
Appointment of Auditors. The shareholders approved the appointment of Davidson & Company LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For:	130,356,677
Against:	393,885
Not Voted:	0

Item 7.01
Regulation FD Disclosure.

On June 9, 2020, the Company issued a press release entitled “Scandium International Mining Corp. Announces Voting Results of Annual General Meeting”.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01
Financial Statements and Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1   News release dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date:	June 9, 2020	(Registrant)

Edward Dickinson, Chief Financial Officer